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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

                          REGIONS FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        0-6159                      63-0589368
----------------                -------------              -------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

      417 North 20th Street, Birmingham, Alabama                   35203
      -------------------------------------------               -----------
     (Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code: (205) 944-1300

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                     Page 1

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ITEM 7.01.  REGULATION FD DISCLOSURE

      In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section
18 of the Securities Exchange Act of 1934.

      Representatives of the Registrant are scheduled to make a presentation to investors at the Smith Barney Citigroup Financial Services Conference in New
York, New York on Thursday, January 27, 2005, at approximately 1:00 p.m. Central
Time discussing current prospects for the company.

      A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also will be available on Regions' web site at www.regions.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as part of this current report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REGIONS FINANCIAL CORPORATION
                                          (Registrant)

                                  By: /s/ Ronald C. Jackson

                                          Ronald C. Jackson
                                          Senior Vice President and Comptroller

Date:  January 27, 2005

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                                INDEX TO EXHIBITS

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
                                                                Sequential
Exhibit                                                          Page No.
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
 99.1      Visual materials for Registrant's January 27, 2005,
           presentation to analysts in New York, New York.